Exhibit 99.11

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

November 13, 2007

Malex, Inc.
Fulland Limited
Greenpower Environmental Technologies Co., Ltd.
Wuxi Huayang Dye Machine Co., Ltd.
Wuxi Huayang Electricity Power Equipment Co., Ltd.

Re: Legal Opinion Regarding Corporate Structure and Reverse Takeover

Ladies and Gentlemen:

We are a law firm qualified to practice and practicing in the People’s Republic of China (the “PRC”). We have acted as PRC counsel to Fulland Limited, a company organized and existing under the laws of the Cayman Islands (“Cayman Company”), its affiliates, Greenpower Environmental Technology (Shanghai) Co., Ltd., a wholly foreign-owned entity formed under the laws of the People’s Republic of China (“WFOE”), Wuxi Huayang Dye Machine Co., Ltd., a PRC corporation (“Dye Machine Company”) and Wuxi Huayang Electrical Power Equipment Co., Ltd., a PRC corporation (“Power Equipment Company”). We have been requested by the aforesaid parties to render a legal opinion with respect to (i) the legality of the ownership structure of the Cayman Company and its subsidiaries and affiliates; (ii) compliance with Hi Zhong Fa [2007] No. 106 (“Circular 106”) issued by the General Affairs Department of the State Administration of Foreign Exchanges (“SAFE”); and (iii) the validity and enforceability of certain Contractual Arrangements (defined below) among the companies, in connection with the transaction contemplated by the Agreement (defined below).

This legal opinion is furnished to you in connection with the Share Exchange Agreement (“Agreement”), dated as of November 13, 2007, by and among the Cayman Company, Malex Inc., a Delaware corporation, and the shareholders of the Cayman Company. As a result of the transaction, the Cayman Company will become a 100% wholly-owned subsidiary of Malex Inc., and Malex Inc. would own and control the business of the Green Power Companies.

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

We have acted as PRC legal counsel for the Cayman Company and its subsidiaries and affiliates in connection with the establishment and formation of the Cayman Company, as well as the negotiation and preparation of the Agreement and the Contractual Arrangements. As PRC legal counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering the legal opinions set forth herein.

Our opinions set forth in this opinion letter are limited to such laws, rules and regulations of the People’s Republic of China (the “PRC”), and we represent that we are duly qualified to render the opinions set forth in this letter.

Based upon and subject to the foregoing, and further subject to the qualifications set forth below, we are of the opinion that as at the date hereof:

A. Corporate structure (See Exhibit A)

1. Cayman Company

Fulland Limited is a corporation with limited liability established on May 9, 2007 under the laws of Cayman Islands, the registration number of which is CR-187092, and its registered address is Scotia Centre, 4th Floor, P. O. Box 2804, George Town, Grand Cayman, KY1-1112, Cayman Islands.

WU Jianhua is the sole director of the Cayman Company. Maxworthy International Limited, a company incorporated in British Virgin Islands, owns 43.43% of the Cayman Company.

WU Jinhua and his spouse, TANG Lihua, own 100% of Maxworthy International Limited. A list of shareholders of the Cayman Company as of the date hereof, immediately prior to closing of the reverse takeover transaction contemplated by the Agreement, is attached as Exhibit B.

2. WFOE

Greenpower Environmental Technology (Shanghai) Co., Ltd., is a limited liability company established on September 29, 2007, under the laws of People’s Republic of China, with its registered office at Suite 3053, No. 227-231, Wuning Road, Shanghai, China (See Exhibit C).

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

The Cayman Company owns 100% of the WFOE. WU Jianhua is and has been its legal representative, Chairman and President since its incorporation.

3. Dye Machine Company

Wuxi Huayang Dye Machine Co., Ltd. is a limited liability company established on September 8, 1995 in Wuxi City, Jiangsu Province, China.

The registered capital of the Dye Machine Company is RMB 1,200,000. In accordance with the Capital Verification issued by Wuxi County Auditors Firm, PRC Certified Public Accountants, all registered capital was contributed on and before September 8, 1995.

WU Jianhua and TANG Lihua hold 60% and 40% shares of the Dye Machine Company, respectively. The executive director of the Dye Machine Company is WU Jianhua.

4. Power Equipment Company

Wuxi Huayang Electrical Power Equipment Co., Ltd. is a limited liability company established on May 25, 2004 in Wuxi, China.

The registered capital of the Power Equipment Company is RMB 15,000,000. In accordance with the Capital Verification issued by Wuxi Puxin Accountants Firm, PRC Certified Public Accountants, all registered capital was contributed on and before May 25, 2004.

TANG Lihua, WU Haoyang (the son of WU Jianhua) and Dye Machine Company hold 60%, 30% and 10% outstanding shares of the Power Equipment Company, respectively. The executive director of the Power Equipment Company is TANG Lihua, the spouse of WU Jianhua.

The Cayman Company is a business entity duly incorporated and validly existing under the laws of the Cayman Islands. The WOFE, the Dye Machine Company and the Power Equipment Company are each business entities duly incorporated and validly existing under the laws of the PRC. The Cayman Company, the WOFE, the Dye Machine Company and the Power Equipment Company (the “Green Power Companies”) are each in good standing under such respective laws. Each of the Green Power Companies has the requisite corporate power to own, lease and operate its properties and to conduct its business. Each of the Green Power Companies is qualified to do business in its respective jurisdiction of its incorporation.

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

Under PRC laws, the WOFE, the Dye Machine Company and the Power Equipment Company are each independent legal persons, and none of them are exposed to liabilities incurred by the other party.

B. Circular 106 Compliance and Related Matters

On May 31, 2007, China State Administration of Foreign Exchange (“SAFE”) issued an official notice known as "Circular 106," which requires the owners of any Chinese companies to obtain SAFE’s approval before establishing any offshore holding company structure for foreign financing as well as subsequent acquisition matters in China.

The owners of the Dye Machine Company and the Power Equipment Company, WU Jianhua and TANG Lihua, submitted their Applications to SAFE accordingly. On October 11, 2007, SAFE approved their applications, permitting these two Chinese citizens to holds shares of an offshore company, Fulland Limited, as a “special purpose vehicle” for foreign fund raising (See Exhibit D).

With SAFE’s approval, Dye Machine Company and the Power Equipment Company, as well as their owners, are permitted to conduct foreign fund raising.

C. Contractual Arrangements

On October 12, 2007, the Dye Machine Company, the Power Equipment Company and their shareholders entered into a set of Contractual Arrangements with the WFOE. The relationships with the WFOE and its shareholders are governed by the Contractual Arrangements (See Exhibit E).

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

The “Contractual Arrangements” are comprised of a series of agreements, including: (1) a Consulting Services Agreement, through which the WFOE has the right to advise, consult, manage and operate Dye Machine Company and the Power Company (the “Operating Companies”), and collect and own all of the respective net profits of the Operating Companies; (2) an Operating Agreement, through which the WFOE has the right to recommend director candidates and appoint the senior executives of the Operating Companies, approve any transactions that may materially affect the assets, liabilities, rights or operations of the Operating Companies, and guarantee the contractual performance by the Operating Companies of any agreements with third parties, in exchange for a pledge by the Operating Companies of their respective accounts receivable and assets; (3) a Proxy Agreement, under which the shareholders of the Operating Companies have vested their voting control over the Operating Companies to the WFOE and will only transfer their equity interests in the Operating Companies to the WFOE or its designee(s); (4) an Option Agreement, under which the shareholders of the Operating Companies have granted the WOFE the irrevocable right and option to acquire all of their equity interests in the Operating Companies, or, alternatively, all of the assets of the Operating Companies, and (5) an Equity Pledge Agreement, under which the shareholders of the Operating Companies have pledged all of their rights, title and interest in the Operating Companies to the WFOE to guarantee the Operating Companies’ performance of their respective obligations under the Consulting Services Agreement.

The WFOE, the Operating Companies, and their respective shareholders (as applicable) have the requisite power and authority to execute, deliver and perform their obligations under the Contractual Arrangements in accordance with the terms thereof. The execution and delivery of the Contractual Arrangements by the WFOE and the Operating Companies and the consummation by them of the transactions contemplated therein have been duly authorized by their respective governing boards of directors, and to this end no further consent or authorization is required of the WFOE and Operating Companies.

The execution, delivery and performance of the Contractual Arrangements, as amended and restated, by the WFOE, the Operating Company, and their respective shareholders, and the consummation of the transactions contemplated thereby (a) do not and will not result in a violation of, or constitute a default under (i) each of the organization or governing documents of the WFOE and the Operating Companies, (ii) any other agreement, note, lease, mortgage, deed or other instrument to which any of the WFOE and Operating Companies are a party or by which any of such companies are bound or affected or (iii) any applicable law, rule or regulation of the PRC, and (b) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to the Contractual Arrangements) upon or with respect to the respective properties under the organization or governing documents of Company. The execution and delivery of the Agreement will not result in a violation of, or constitute a default under, nor will it affect the validity or enforceability of, the Contractual Arrangements.

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

No authorization, approval, consent, filing or other order of any PRC governmental body, regulatory agency, self-regulatory organization or stock exchange or market, court or, any third party, is required to be obtained by the Green Power Companies to enter into and perform its obligations under the Contractual Arrangements, as amended and restated, or for the exercise of any rights and remedies under any of the Contractual Arrangements, as amended and restated.

The Contractual Arrangements constitute valid and binding obligations of the parties to such agreements. Each of the Contractual Arrangements, and the rights and obligations of the parties thereto, are enforceable and valid under the laws of the PRC.

D. Certain Limitations and Qualifications

This opinion expressed above is based on documents furnished by the Green Power Companies and our interpretation of applicable Chinese laws and regulations which in our experience are applicable to transactions such as the reverse takeover transaction contemplated by the Agreement. We note, however, that the laws and the regulations in China have been subject to substantial and frequent revision in recent years. We cannot assure that any future interpretations of Chinese laws and regulations by relevant authorities, administrative pronouncements, or court decisions, or future positions taken by these authorities would not adversely impact or affect the opinions set forth in this letter. This opinion has been prepared solely for your use of reference and may not be quoted in whole or in part or otherwise referred to in any documents, or disclosed to any third party, or filed with or furnished to any governmental agency, or other party without the express prior written consent of this firm.

Sincerely yours,
AllBright Law Offices

/s/ Steve Zhu

Steve Zhu
Attorney at Law/Partner
Direct line: (021)-61059116

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

EXHIBIT A

COPORATE STRUCTURE

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

EXHIBIT B

FULLAND SHAREHOLDERS

names	Number of Share(s)	Percentage
Maxworthy Limited	21,717 SHARES	43.43%
Ren Yunxia	10,101 SHARES	20.20%
Wu Haoyang	2,525 SHARES	5.05%
Sun Liqun	1,010 SHARES	2.02%
Sun Zhuming	505 SHARES	1.01%
Pacific Rim Consultants, Inc. as trustee	3,811 SHARES	7.62%
Wang Lili	1,515 SHARES	3.03%
Cawston Enterprises Ltd.	2,295 SHARES	4.59%
Greenview Capital	3,535 SHARES	7.07%
Xu Bing	2,985 SHARES	5.97%

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

EXHIBIT C

GREENPOWER ENVIRONMENTAL TECHNOLOGY
(SHANGHAI) CO., LTD. - CHARTER DOCUMENTS

[ENGLISH TRANSLATION OF CERTIFICATE OF APPROVAL]
No.0356595

 CERTIFICATE OF
APPROVAL
FOR ESTAVLISHMENT
OF ENTERPRISES WITH
FOREIGN INVESTMENT
IN THE PEOPLE’S
REPUBLIC OF CHINA

APPROVAL NUMBER SHANGWAIZI hupudu ZI[2007] No.3506
CODE FOR IMPORT AND EXPORT ENTERPRISE 3100667754775
DATE OF APPROVAL October 10, 2007
DATE OF ISSUE October 12, 2007
SERIAL NUMBER OF ISSUE 3100079699
NAME OF ENTERPRISE	CHINESE	格理波德环保科技ø上海÷有榰公司
	ENGLISH	Greenpower Environment Technology (Shanghai) Co., Ltd
ADDRESS	Suite 3053, No. 227-231, Wuning Road, Shanghai , China
TYPE OF BUSINESS	ENTERPRISE WITH FOREIGN INVESTMENT	DURATION OF OPERATION	TWENTY YEARS
TOTAL INVESTMENT	SIX MILLION US DOLLARS
REGISTERED CAPITAL	THREE MILLION US DOLLARS
BUSINESS SCOPE	Design and manufacture of ring work piece, sewage-treatment equipment and related parts or fittings; Sale of such product and relevant consulting services or post-sale services.
NAME OF INVESTORS ON CHINESE AND ENGLISH	PLACE OF REGISTRATION	CAPITAL CONTRIBUTION
FULLAND LIMITED	CAYMAN ISLANDS	THREE MILLION US DOLLARS (CASH)
COPY

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

EXHIBIT D

SAFE APPROVAL

[ENGLISH TRANSLATION OF CERTIFICATE OF APPROVAL]

Affix
Foreign Exchange Registration of Offshore Investment by Domestic Individual Residents

Name of Resident ( Trustor): LIHUA TANG				Residential Address: NO.25, NO.2 JINXIU VILLAGE, QIANZHOU TOWN, DIANSHAN DISTRICT, WUXI, JIANGSU PROVINCE
ID or Passport No.: 320222195404253669
Name of Attorney and ID or Passport No.:
Overseas Company	Domicile of incorporation	Date of Incorporation	Domicile of Listing	Date of Listing	Net Asset	Total Asset	Holding Percentage
FULLAND LIMITED	CAYMAN ISLANDS		N/A	N/A

Consolidated Sum
Total Book Value of Share Held:				Total Marketing Value:
Name of Domestic Enterprise of Return Investments		WUXI HUAYANG DYING MACHINERY CO., LTD.		Number of Certificate of Approval for Enterprise with Foreign Investments
Record:
I declare that the above-mentioned information has reflected my (or my as well as all domestic individual residents’ who is substituted by me) offshore holding situation truly and completely. If such behavior as false statement or defrauding of registration of foreign exchanges exists, I will take all the legal liabilities of this. I assure that I will transact foreign exchange and change procedures truly and completely and I will return all financing fund from Special Purpose Vehicles, offshore dividend distribution and foreign exchange income from asset alteration to domestic. If any violation happens, I will take all the legal liabilities.

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

Signature of Principal (Attorney):                                     Agent:                                    Checked by:

State Administration of Foreign Exchange, Jiangsu Branch (Foreign Exchange Office)
(Stamped by State Beijing Administration of Foreign Exchange,
State Administration of Foreign Exchange)

SAFE APPROVAL

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

[ENGLISH TRANSLATION OF CERTIFICATE OF APPROVAL]

Affix
Foreign Exchange Registration of Offshore Investment by Domestic Individual Residents

Name of Resident ( Trustor): JIANHUA WU				Residential Address: NO.25, NO.2 JINXIU VILLAGE, QIANZHOU TOWN, DIANSHAN DISTRICT, WUXI, JIANGSU PROVINCE
ID or Passport No.: 320222195502053695
Name of Attorney and ID or Passport No.:
Overseas Company	Domicile of incorporation	Date of Incorporation	Domicile of Listing	Date of Listing	Net Asset	Total Asset	Holding Percentage
FULLAND LIMITED	CAYMAN ISLANDS		N/A	N/A

Consolidated Sum
Total Book Value of Share Held:				Total Marketing Value:
Name of Domestic Enterprise of Return Investments				Number of Certificate of Approval for Enterprise with Foreign Investments
Record:
I declare that the above-mentioned information has reflected my (or my as well as all domestic individual residents’ who is substituted by me) offshore holding situation truly and completely. If such behavior as false statement or defrauding of registration of foreign exchanges exists, I will take all the legal liabilities of this. I assure that I will transact foreign exchange and change procedures truly and completely and I will return all financing fund from Special Purpose Vehicles, offshore dividend distribution and foreign exchange income from asset alteration to domestic. If any violation happens, I will take all the legal liabilities.

Signature of Principal (Attorney):                                     Agent:                                    Checked by:

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

State Administration of Foreign Exchange, Jiangsu Branch (Foreign Exchange Office)
(Stamped by State Beijing Administration of Foreign Exchange,
State Administration of Foreign Exchange)

Citigroup Tower, 14 Floor, 33 Hua Yuan Shi Qiao Road Pudong, Shanghai, China 200120 Tel: 8621-6105-9000 Fax: 8621-6105-9100 www.allbrightlaw.com

EXHIBIT E

CONTRACTUAL ARRANGMENTS